UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 12, 2007

FOOTHILLS RESOURCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-31546 (Commission File Number)	98-0339560 (IRS Employer Identification No.)

4540 California Avenue, Suite 550

Bakersfield, California 93309

(Address of Principal Executive Offices, Including Zip Code)

(661) 716-1320

(Registrant’s Telephone Number, Including Area Code)

_____________________________________________________________________________

(Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On April 12, 2007, Foothills Resources, Inc. issued a press release announcing its year-end 2006 estimated total proved oil reserves. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description

Exhibit 99.1	Press Release of Foothills Resources, Inc., dated April 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOTHILLS RESOURCES, INC.

Date:	April 12, 2007	/s/ W. Kirk Bosché____________________

Name: W. Kirk Bosché

Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press Release of Foothills Resources, Inc., dated April 12, 2007.